UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 4, 2015
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rayonier Advanced Materials Inc.

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Item 8.01	Other Events	1
	Signature	2

Item 8.01.	Other Events
A lawsuit has been commenced in the U.S. District Court for the Middle District of Florida against Rayonier Advanced Materials Inc. (the “Company”) and certain current and former officers of the Company. The complaint, which was served on the Company on May 4, 2015, purports to be a class action and alleges federal securities laws violations. The primary allegations are that certain environmental-related reserves recorded by the Company were understated and materially false and misleading. The complaint seeks unspecified monetary damages and other relief. It is possible additional lawsuits making similar or related allegations may be filed against the Company and/or its current and/or former officers.
The Company strongly believes the complaint and its allegations to be baseless and without merit, and will vigorously defend this action.

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President, General Counsel and Corporate Secretary

May 4, 2015

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